UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 9, 2008

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-145104 on Form S-3, effective August 3, 2007, the documents included as Exhibit 1.1 and 4.1 hereto, relating to $4,000,000,000 aggregate principal amount of debt securities of International Business Machines Corporation.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

(1.1)

Underwriting Agreement dated October 9, 2008 by and among International Business Machines Corporation, Bank of America Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities International plc, Mizuho Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC.

(4.1)	Form of Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 14, 2008

	By:	/s/ Martin Schroeter
Martin Schroeter
Treasurer